SUMMARY PROSPECTUS

Impact Shares Sustainable Development Goals Global Equity ETF

Ticker: SDGA – NYSE ARCA	September 19, 2018

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at http://www.impactetfs.org. You can also get this information at no cost by calling 844-448-3383 (844-GIVE-ETF) or by sending an email request to info@impactetfs.org.

The Fund’s Prospectus and Statement of Additional Information, dated September 11, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Impact Shares Sustainable Development Goals Global Equity ETF (the “Fund”) seeks investment results that, before fees and expenses, track the performance of the Morningstar® Societal Development Index (the “Underlying Index”).

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment).

Management Fee (1)(2)	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (3)	0.01%
Total Annual Fund Operating Expenses	0.76%

(1)

The Fund pays for the transfer agency, custody, fund administration, legal, audit and other services it requires under a unitary fee structure (the “unitary advisory fee”). Therefore, the Fund’s “Management Fee” includes fees payable to Impact Shares, Corp. (“Impact Shares” or the “Adviser”) for advisory services and for the provision by third parties engaged by Impact Shares of transfer agency, custody, fund administration, legal, audit and other services. Under the Fund’s Investment Advisory Agreement, the Adviser bears all expenses of the Fund (including those of the services listed above) with the exception of those described under the section titled “Management of the Fund.”

(2)

Impact Shares is paid a Management Fee at an annual rate of 0.75% on the “Average Daily Managed Assets” of the Fund. “Average Daily Managed Assets” is the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage).

(3)	Other Expenses are based on estimated amounts for the current fiscal year.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Your actual costs may be higher or lower. Investors in the Fund may pay brokerage commissions on their purchases and sales of Fund shares, which are not included in the examples below.

1 Year	3 Years
$78	$243

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Since the Fund had not commenced operations as of the date of this Prospectus, no annual portfolio turnover rate information is available.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its total assets plus any borrowings for investment purposes (the “80% basket”) in component securities of the Underlying Index (“Component Securities”). The Fund may invest the remaining 20% of its total assets (the “20% basket”) in securities and instruments not included in the Underlying Index, but which the Adviser believes will help the Fund track the Underlying Index. For example, the Fund may invest in securities that are not components of the Underlying Index to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). Under normal market conditions, the Fund will invest in at least three countries, including the United States, and at least 40% of its net assets will be invested in the securities of non-U.S. companies, which may be in both developed and emerging market countries. The Adviser currently considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the United States; (ii) at least 50% of the company’s revenues are generated outside of the United States; (iii) the company is organized or maintains its principal place of business outside of the United States; or (iv) its securities are traded principally outside the United States. A country is considered to be an emerging market country by the Adviser if the country is classified by the World Bank as low income, middle income or upper middle income, or, by the International Monetary Fund as a “non-advanced” country.

The Fund may invest in securities of any type (including equity and debt securities) and of companies of any market capitalization (including small- and mid-capitalization companies), market sector or industry, but expects to invest primarily in equity securities of U.S. companies and foreign (non-U.S.) companies in both developed and emerging markets. The Fund may use the 20% basket to invest in securities issued by other investment companies, including other exchange-traded funds. The Fund also may invest in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, non-physical commodities and/or currencies, within the 20% basket to track the Underlying Index and as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to hedge various investments for risk management and speculative purposes. In addition, the Fund’s 20% basket may be invested in cash and cash equivalents, including shares of money market funds advised by the Adviser or its affiliates.

Unlike many investment companies, the Fund does not try to “beat” the index it tracks. The Fund uses a passive management strategy designed to track the total return performance of the Underlying Index.

The Adviser may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, leverage and price to earnings ratios) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of the Underlying Index. The Adviser expects that, over time, the Fund’s tracking error will not exceed

5%. Funds that employ a representative sampling strategy may incur tracking error risk to a greater extent than funds that seek to replicate an index.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Underlying Index is so concentrated.

The Fund is a non-diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), but intends to adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

The Underlying Index is designed to measure the performance of large and mid-capitalization companies globally that (i) display a commitment to the UN’s Sustainable Development Goals, (ii) adhere to the principles of the UN Global Compact, (iii) display a commitment to reducing poverty and supporting economic development globally and (iv) have exposure to countries with low levels of socioeconomic development. The Underlying Index is intended to exhibit risk and return characteristics similar to those of the Morningstar® Global Markets Large-Mid Index (the “Parent Index”), as described below.

The Underlying Index is constructed using a rules based methodology to select companies with specific characteristics (described below) from the Parent Index. The Parent Index is a free-float market-cap weighted index composed of the equity securities of publicly-traded companies encompassing the top 97% of stocks by market capitalization across 46 countries including both developed and emerging markets. To be eligible for inclusion in the Parent Index, companies must meet specific trading frequency, U.S. Dollar trading volume and turnover, and free-float market capitalization requirements. The Underlying Index will provide exposure to both developed and emerging markets.

Morningstar, Inc. (“Morningstar” or the “Index Provider”) constructs the Underlying Index using company level indicators, scores, and indicator relevance weightings from Sustainalytics, the Fund’s ESG research provider, that include certain social criteria identified by the United Nations Capital Development Fund (“UNCDF” or the “Partner Nonprofit”), to measure (i) commitment to the UN’s Sustainable Development Goals,1 (ii) adherence to the principles of the UN Global Compact,2 (iii) commitment to reducing poverty and supporting economic development globally and (iv) exposure to countries with low levels of socioeconomic development for each company within the Parent Index (a company’s “Societal Development Score”). Morningstar determines a company’s exposure to countries with low levels of socioeconomic development using a quantitative scale based on the percentage of a company’s revenue identified as coming from countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations, excluding countries that are classified as developed or emerging by Morningstar Indexes, and increases the company’s Societal Development Score accordingly. In addition to the Societal Development Score, Sustainalytics assigns each company an “Overall ESG Score” which reflects its assessment of a company’s overall ESG preparedness and performance relative to other companies in the same global industry peer group.

[1]

The UN Sustainable Development Goals (“SDGs”) are a collection of 17 global goals set by the UN Development Program that calls for integration of economic development, social equity, and environmental protection. Adopted in 2015, the SDGs are intended to stimulate action over the next fifteen years in areas of critical importance for humanity and the planet, including: poverty eradication, food security, health, education, gender equality, access to water, sanitation, clean energy, decent jobs, key infrastructure, strong institutions, inequality reduction, sustainable urbanization, responsible production and consumption patterns, climate change mitigation and adaptation, and ecosystem conservation.

[2]

The UN Global Compact is an arrangement by which companies voluntarily and publicly commit to a set of principles, known as the Ten Principles of the UN Global Compact, all of which are drawn from key UN Conventions and Declarations, in four areas: (i) human rights; (ii) labor; (iii) environment; and (iv) anti-corruption.

The Overall ESG Score is comprised of a company’s numerical scores for environmental, social and governance criteria as determined according to Sustainalytics’ proprietary methodology. After excluding those companies that Sustainalytics determines (i) have products involved in the following activities: adult entertainment, alcoholic beverages, controversial weapons, gambling, military contracting weapons, nuclear energy and small arms, or tobacco, (ii) have a detrimental controversy score for incidents related to a company involving one or more of the following matters: business ethics, governance, public policy, employee relations, social supply chain, society and community, operations, or environmental supply chain, (iii) are not compliant with the principles of the UN Global Compact, or (iv) have a below average Overall ESG Score relative to its global industry peers; the 200 highest scoring companies (after applying the optimized weighting methodology discussed below) are selected by Morningstar as the final underlying index components. The Underlying Index is constructed by Morningstar using an optimized free-float market cap weighting methodology. Under this methodology, Morningstar uses a quantitative process that is designed to determine optimal weights for securities to maximize exposure to companies with higher rankings as to global economic development, while maintaining an Underlying Index that exhibits risk and return characteristics similar to those of the Parent Index. Morningstar determines the weighting of each security in the Underlying Index using the following variables: Societal Development Score, market capitalization, maximum and minimum weightings by security, sector and region. Underlying Index constituents are subject to a maximum 5% per company weighting.

The Underlying Index will provide exposure to both developed and emerging markets and is expected to contain approximately 200 securities, but this number may change. If a company in the Underlying Index has acted in a manner inconsistent with the selection criteria of the Underlying Index, Morningstar may, in its discretion, after consulting with Sustainalytics, exclude the company from the Underlying Index between reconstitution periods. Morningstar may also make adjustments to the Underlying Index in accordance with its internal guidelines to reflect extraordinary corporate events (e.g. mergers and acquisitions, spin-offs, bankruptcies, insolvencies, and liquidations). The Underlying Index is rebalanced quarterly and reconstituted utilizing the rules-based methodology described above annually. Rebalancing refers to the process of adjusting the weights of the constituent securities in the Underlying Index in accordance with its optimized weighting methodology in response to changes in stock value and market capitalization. Reconstitution refers to the process of changing the constituent securities in the Underlying Index so that securities that no longer meet the criteria for the Underlying Index are excluded and new securities that do meet those criteria are included.

The initial composition of the Underlying Index, as well as any ongoing adjustment, is based on thirty-two separate social indicators used in determining the Societal Development Score that narrows the universe of companies included in the Parent Index. Each of these social indicators addresses an issue that has historically been important to the UNCDF and falls within one of the following five groups:

1.	Business Ethics

a.	Bribery & Corruption Policy: Assesses the quality of the company’s policy to combat bribery and corruption.

b.	Bribery & Corruption Programs: Assesses the quality of the company’s programs to combat bribery and corruption.

c.	Global Compact Signatory: Denotes whether a company is a signatory to the United Nations Global Compact.

d.	Human Rights Policy: Assesses the strength of the company’s commitment to respect human rights in within its sphere of influence.

e.	Renewable Energy Programs: Assesses whether the company has taken initiatives to increase the use of renewable energy.

2.	Employment Practices

a.	HIV/AIDS Programs: Assesses the quality of a company’s programs to address HIV/AIDS among its employees.

b.	Collective Bargaining Agreements: Assesses the extent that the company’s employees are covered by collective bargaining agreements.
c.	Freedom of Association Policy: Assesses the quality of a company’s freedom of association and collective bargaining policy.

d.

Working Conditions Policy: Assesses whether the company has a formal policy on working hours and/or minimum wages. The indicator relates to relevant core labor rights conventions of the International Labor Organization (ILO).

3.	Contractor and Supply Chain Monitoring

a.	Conflict Minerals Policy: Assesses the quality of a company’s formal policy commitment to eliminate conflict minerals from its products and its supply chain.

b.	Conflict Minerals Programs: Assesses the strength of the company’s initiatives to eliminate conflict minerals from its products and its supply chain.

c.	EICC Signatory: Denotes whether the company is a member of the Electronic Industry Citizenship Coalition (EICC).

d.	Fair Trade Products: Assesses the contribution of fair trade products to total company revenues.

e.	Quality of Social Supplier Standards: Assesses of the quality of social standards in supply chain code of conducts or policies.

f.	Scope of Social Supplier Standards: Assesses whether the company has supply chain/contractor policies and the scope of social standards.

g.

Social Supplier Certification: Assesses the percentage of suppliers certified to an external labor/social standard, such as SA 8000 or similar. SA8000 certification is an external verification ensuring that core labor standards are adhered to.

h.	Supply Chain Management: Assesses whether the company has a supply chain management system and how it is applied.

i.	Supply Chain Monitoring: Assesses whether the company has a supply chain monitoring system and/or whether there are other supply chain monitoring activities.

4.	Community Involvement and Social Development Programs.

a.

Access to Basic Services: Assesses the quality of the company’s programs that promote access to basic services (energy, electricity, water) to poor or disadvantaged groups and of the quality of its reporting on such programs.

b.	Access to Health Care: Assesses the strength of the company’s initiatives to promote access to health care equipment and services.

c.

Access to Medicine Programs: Assesses the strength of a company’s overall policies, strategies and initiatives to improve access to medicine in developing countries as well as for low income groups in developed markets.

d.

Community Development Programs: Assesses the strength of the company’s local community development programs. It does not focus on cash donations, but formal programs that promote long-term economic development among communities directly affected by the company’s operations.

e.	Community Involvement Programs: Assesses the company’s mechanisms to consult with local communities potentially affected by its operations.

f.	Digital Divide Programs: Assesses the presence of programs that address the digital divide.

g.	Drug Donations Policy: Assesses whether the company has a policy for drug donations.

h.

Equitable Pricing and Availability: Assesses the extent to which the company has developed and implemented drug pricing models that ensure equitable access to medicine for poor countries and poor populations within countries.

i.	Indigenous Rights Policy: Assesses the quality of the company’s policy on indigenous people and land rights.

j.

Neglected Diseases R&D: Assesses the strength of companies’ research and development (R&D) activities in areas that are under-researched and/or where there is a great societal need. This includes neglected tropical diseases and other diseases that disproportionally affect developing countries.

k.	Value of Drug Donations: Assesses the value of drug donations relative to earnings before interest and taxes (EBIT).

5.	Financial Inclusion in Access to Products and Services

a.	Credit & Loan Standards: Assesses the quality of a company’s environmental and social standards in its credit and loan activities.

b.	Financial Inclusion: Assesses whether the company has taken initiatives to promote financial inclusion of disadvantaged people.

c.	Sustainable Financial Initiatives: Assesses whether the company offers sustainability related financial services.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Asset Class Risk. Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Commodities Risk. Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested. The Fund’s investments in commodity-linked instruments may bear on or be limited by the Fund’s intention to qualify as a regulated investment company.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Derivatives Risk. Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Emerging Markets Risk. Investing in issuers located in or tied economically to emerging markets is subject to the same risks as foreign market investments, generally to a greater extent. The Fund will be subject to these risks to an even greater extent, to the extent the Fund invests in issuers exposed to countries defined as “low income” or “lower middle income” by the World Bank or as a “Least Developed Country” by the United Nations. These countries typically confront severe structural impediments to sustainable development and are highly vulnerable to economic and environmental shocks and have low levels of human assets. Emerging markets may have additional risks including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector, or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest, and other income, and on the Fund’s ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and longer settlement; and difficulties in obtaining and/or enforcing legal judgments.

Exchange-Traded Funds Risk. The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Equity Investing Risk. The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Fee Risk. Because the fees paid by the Fund to Impact Shares are based on the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the amount of any outstanding borrowings constituting financial leverage), Impact Shares has a financial incentive to cause the Fund to utilize leverage, which creates a conflict of interest between Impact Shares, on the one hand, and the shareholders of the Fund, on the other hand.

Futures Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, investments by the Fund in non-U.S. securities may be subject to withholding and other taxes imposed by foreign countries on dividends, interest, capital gains, or other income or proceeds. Those taxes will reduce the Fund’s yield on any such securities.

Geographic Risk. To the extent the Fund’s investments in a single country or a limited number of countries represent a large percentage of the Fund’s assets, the Fund will be subject to the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and the Fund’s shares may be subject to increased price volatility.

Industry Concentration Risk. Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance may depend to a large extent on the overall condition of such industry or group of industries and the Fund may be susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk. The Fund relies on licenses that permit the Adviser to use the Underlying Index and associated trade names, trademarks and service marks of the relevant Index Provider, as well as the Partner Nonprofit’s name and logo (the “Intellectual Property”) in connection with the investment strategies of the Fund and/or in marketing and other materials for the Fund. Such licenses may be terminated, and, as a result, the Fund may lose its ability to use the Intellectual Property. In the event a license is terminated or the license provider does not have rights to license the Intellectual Property, the operations of the Fund may be adversely affected.

Limited Operating History Risk. The Fund is newly formed and has no operating history for investors to evaluate as of the date of this Prospectus. The Fund may not attract sufficient assets to achieve or maximize investment and operational efficiencies and remain viable. If the Fund fails to achieve sufficient scale, it may be liquidated.

Management Risk. Management risk is the risk associated with the fact that the Fund relies on the Adviser’s ability to achieve its investment objective. The Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies. The Adviser has no experience managing an ETF. The relative lack of experience of the Adviser may increase the Fund’s management risk.

Market Price Variance Risk. Fund shares will be listed for trading on NYSE Arca, Inc. (the “Exchange”) and can be bought and sold in the secondary market at prevailing market prices. The market prices of shares will fluctuate in response to changes in the net asset value (“NAV”) and supply and demand for shares. As a result, the trading prices of shares may deviate significantly from NAV during periods of market volatility. The Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than the Exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. In times of market stress, market makers and authorized participants may step away from their respective roles in making a market in Fund shares or in executing purchase and redemption orders, which could lead to variances between the market price of Fund shares and the underlying value of those shares. Also, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity of the Fund’s portfolio holdings, which could lead to differences between the market price of the Fund’s shares and the underlying value of those shares. During periods of high market volatility, a Fund share may trade at a significant discount to its NAV, and in these circumstances certain types of brokerage orders may expose an investor to an increased risk of loss. A “stop order,” sometimes called a “stop-loss order,” may cause a Fund share to be sold at the next prevailing market price once the “stop” level is reached, which during a period of high volatility can be at a price that is substantially below NAV. By including a “limit” criteria with your brokerage order, you may be able to limit the size of the loss resulting from the execution of an ill-timed stop order. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Mid-Cap Company Risk. Investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Non-Diversification Risk. As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. Although the Fund will be “non-diversified” for purposes of the 1940 Act, the Fund intends to comply with the diversification requirements under Subchapter M of the Code in order to be eligible to qualify as a regulated investment company.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, index providers, Authorized Participants (as defined below), market makers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk. Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Passive Investment Risk. The Fund is not actively managed and Impact Shares does not attempt to take defensive positions under any market conditions, including during declining markets.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Small-Cap Company Risk. Investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Swaps Risk. Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tracking Error Risk. The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Performance

Because the Fund had not commenced operations as of the calendar year ended December 31, 2017, there is no annual performance information included. When available, updated performance information may be obtained by calling 844-448-3383 (844-GIVE-ETF) or visiting the Fund’s website: https://www.impactetfs.org.

Portfolio Management

Impact Shares, Corp. serves as the investment adviser to the Fund. The portfolio manager for the Fund is Ethan Powell, who has managed the Fund since inception:

Portfolio Manager	Managed the Fund Since	Title with Adviser
Ethan Powell	Inception	President

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund. The Fund will issue and redeem shares only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Important Additional Information

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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